UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

Odonate Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38318	82-2493065
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 East 28th Street, 10th Floor

New York, New York 10016

(332) 206-0935

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ODT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 24, 2021, Odonate Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the U.S. Securities and Exchange Commission on June 1, 2021 (the “Proxy Statement”):

1.	Election of the 5 director nominees named in the Proxy Statement to serve until the 2022 Annual Meeting of Stockholders and until their successors are duly elected and qualified;
2.	Ratification of the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and
3.	Advisory approval of the Company’s executive compensation.

Only stockholders of record at the close of business on May 7, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. At the close of business on the Record Date, 38,507,109 shares of common stock were issued and outstanding, of which 31,092,157 shares of common stock were present at the Annual Meeting, either in attendance via the live webcast or represented by proxy.

Each of the proposals voted on at the Annual Meeting was approved by the Company’s stockholders. The final voting results with respect to each of the proposals are set forth below:

Proposal 1: Election of Directors

Name of Director Nominees	For	Against	Abstain	Broker Non-vote
Kevin Tang	26,398,235	129,457	27,150	4,537,315
Aaron Davis	24,272,017	2,256,774	26,051	4,537,315
Craig Johnson	25,752,318	776,268	26,256	4,537,315
Laura Johnson	26,424,455	104,376	26,011	4,537,315
Robert Rosen	26,329,095	199,748	25,999	4,537,315

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

For	Against	Abstain
31,034,528	15,564	42,065

Proposal 3: Advisory Approval of Executive Compensation

For	Against	Abstain	Broker Non-vote
26,389,172	127,023	38,647	4,537,315

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odonate Therapeutics, Inc.

Date: June 25, 2021	By:	/s/ Michael Hearne
Michael Hearne
Chief Financial Officer